UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): September 20, 2005

SLM Student Loan Trust 2005-8, as the Issuer

(Exact name of registrant as specified in its charter)

DELAWARE	333-103545	57-1176559
(State or other jurisdiction	(Commission File Numbers)	(I.R.S. employer
of formation)		Identification No.)

12061 Bluemont Way
V3419
Reston, VA 20190
(Address of principal executive offices)

Registrant’s telephone number including are code: (703)984-6419

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 Entry into a Material Definitive Agreement.

     Closing of SLM Student Loan Trust 2005-8

     Effective as of September 20, 2005, SLM Funding LLC (“SLM Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee”) and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), executed and delivered the Amended and Restated Trust Agreement dated as of September 20, 2005 which amended and restated the Trust Agreement dated July 29, 2005 by and between SLM Funding and the Eligible Lender Trustee pursuant to which the SLM Student Loan Trust 2005-8 (the “Trust”) was formed.

      On September 8, 2005, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”), SLM Corporation and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated acting on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the “Underwriters”), executed and delivered the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust.

     In connection with the issuance of the Student-Loan Backed Notes, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of September 20, 2005, by and among SLM Funding, Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for SLM Funding (the “SLM Funding Interim Eligible Lender Trustee”) and ECFC; (b) the Purchase Agreement, dated as of September 20, 2005, by and among VG Funding (“VG Funding”), Chase Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee for VG Funding (the “VG Funding Interim Eligible Lender Trustee”), SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (c) the Interim Trust Agreement, dated as of September 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (d) the Interim Trust Agreement, dated as of September 1, 2005, by and between VG Funding and the VG Funding Interim Eligible Lender Trustee; (e) the Indenture, dated as of September 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (f) the Sale Agreement, dated as of September 20, 2005, by and among the Trust, the Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee; (g) the Administration Agreement, dated as of September 20, 2005, by and among the Trust, Sallie Mae, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, Sallie Mae, Inc., in its capacity as the servicer (the “Servicer”), SLM Funding and the Indenture Trustee; (h) the Servicing Agreement, dated as of September 20, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (i) the Remarketing Agreement, dated September 20, 2005, by and among the Trust, the Administrator and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     On September 20, 2005, the Trust issued $2,591,538,000 of its Student Loan-Backed Notes.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     The Trust used the net proceeds of these notes to purchase $2,493,102,402.61 of student loans originated under the Federal Family Education Loan Program.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 8, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated September 8, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of September 20, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of September 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of September 1, 2005, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of September 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of September 20, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of September 20, 2005, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of September 20, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of September 20, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of September 20, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.6	Remarketing Agreement, dated as of September 20, 2005, by and among the Trust, the Administrator and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005	SLM STUDENT LOAN TRUST 2005-8
By: SLM FUNDING LLC
	By:	/s/ MARK L. HELEEN
		Name:	Mark L. Heleen
		Title:	VICE PRESIDENT

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INDEX TO EXHIBITS

Exhibit Number	Exhibits
1.1	Underwriting Agreement relating to the Student Loan-Backed Notes, dated September 8, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

1.2	Pricing Agreement relating to the Student Loan-Backed Notes, dated September 8, 2005, by and among SLM Funding, ECFC, SLM Corporation and the Underwriters.

4.1	Amended and Restated Trust Agreement, dated as of September 20, 2005, by and among SLM Funding, the Eligible Lender Trustee and the Indenture Trustee.

4.2	SLM Funding Interim Trust Agreement, dated as of September 1, 2005, by and between SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

4.3	VG Funding Interim Trust Agreement, dated as of September 1, 2005, by and between VG Funding, LLC and the VG Funding Interim Eligible Lender Trustee.

4.4	Indenture, dated as of September 1, 2005, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.1	Purchase Agreement, dated as of September 20, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee and ECFC.

99.2	Purchase Agreement, dated as of September 20, 2005, by and among VG Funding, LLC, the VG Funding Interim Eligible Lender Trustee, SLM Funding and the SLM Funding Interim Eligible Lender Trustee.

99.3	Sale Agreement, dated as of September 20, 2005, by and among SLM Funding, the SLM Funding Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

99.4	Administration Agreement, dated as of September 20, 2005, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

99.5	Servicing Agreement, dated as of September 20, 2005, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

99.6	Remarketing Agreement, dated as of September 20, 2005, by and among the Trust, the Administrator and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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